UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   5/20/2015

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

As noted in Item 5.07 below, at the 2015 Annual Meeting of Shareholders (the "Annual Meeting") of Citizens First Corporation, a Kentucky corporation (the "Company") held on May 20, 2015, the Company's shareholders approved the Citizens First Corporation 2015 Incentive Compensation Plan (the "2015 Plan"), which permits awards to current and prospective employees and directors in the form of stock options, stock appreciation rights, shares, restricted shares, restricted share units, performance shares, performance share units, or any combination thereof. A summary of the material terms of the 2015 Plan is set forth on pages 17 to 21 of the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2015 (the "Proxy Statement"), and is incorporated herein by reference. That summary is qualified in its entirety by reference to the text of the 2015 Plan, which is filed as Appendix I to the Proxy Statement and is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of shareholders of the Company was held on May 20, 2015.  The following directors were elected to three year terms, ending in 2018, with the vote totals as shown:
			Broker
	Votes for	Votes withheld	Non-votes

James R. Hilliard	1,045,455	29,637	581,726
M.Todd Kanipe	1,046,455	28,637	581,726
Kevin Vance	1,029,854	45,238	581,726

The terms of office of the following directors of the Company continued after the Annual Meeting:

Name	Term Expires In
Steve Marcum Steve Newberry Jack Sheidler John Taylor	2016 2016 2016 2016
Barry D. Bray Sarah Glenn Grise Chris B. Guthrie Amy Milliken	2017 2017 2017 2017

The following vote totals were received on the ratification of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Votes For	1,653,572

Votes Against	111

Votes Abstained	3,135

Broker Non-votes	0

The following vote totals were received on the advisory vote on executive compensation:

Votes For	985,678

Votes Against	19,163

Votes Abstained	70,251

Broker Non-votes	581,726

The following vote totals were received on the 2015 Incentive Compensation Plan.

Votes For	998,219
Votes Against	47,223
Votes Abstained	29,650

Broker Non-votes	581,726

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ M. Todd Kanipe M. Todd Kanipe
President and Chief Executive Officer

Date: June 22, 2015